Exhibit 10.63


                             SUBSCRIPTION AGREEMENT

                  SUBSCRIPTION AGREEMENT made as of this 23rd day of March, 2000 between MyWeb Inc.com, a Nevada, United States corporation with its registered office at 595 Market Street, Suite 2500, San Francisco, CA94105 U.S. (the "Company"), and Asia Internet Assets Inc. (the "Subscriber") with its office at No. 5, Shenton Way, #12-08, UIC Building, Singapore 068808.

                  WHEREAS, the Company desires to issue 250,000 shares of its common stock, (the "Common Stock") at a price of $10 per Share on the terms and conditions hereinafter set forth and Subscriber desires to acquire that number of shares of Common Stock set forth on the signature page hereof (the "Shares");

                  NOW, THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:

                  I. SUBSCRIPTION FOR SHARES AND REPRESENTATIONS AND WARRANTIES BY SUBSCRIBER

                  Subscriber hereby represents and warrants to the Company as follows:

                          1.1    Subject to the terms and conditions hereinafter
set forth, Subscriber hereby subscribes for and agrees to purchase from the Company the Shares at a price equal to $10 per Share and the Company agrees to sell the Shares to Subscriber for said purchase price subject to the Company's right to sell to Subscriber such lesser number of Shares as it may, in its sole discretion, deem necessary or desirable. The purchase price is payable, in U.S. Dollars, by certified or bank check made payable to the Company, or by wire transfer to the Company's account at such bank as shall be designated by the Company, contemporaneously with the execution and delivery of this Subscription Agreement. In exchange therefore, the Company will deliver certificate(s) registered in the name of Subscriber representing the shares purchased and which shall bear the customary restrictive legend on transferability pursuant to Rules 502 and 506 of Regulation D promulgated under the United States Securities Act of 1933, as amended (the "Act"). $1,250,000 of the total purchase price shall be paid to the designated bank account by March 31, 2000 and the remaining sum of $1,250,000 shall be paid within 30 days after the date of the first payment.

                          1.2   Subscriber  recognizes and acknowledges that the
purchase of the Shares involves a high degree of risk in that (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Shares; (ii) he may not be able to liquidate his investment; and (iii) in the event of a disposition, an investor could sustain the loss of his entire investment.

                          1.3   Subscriber represents  that he is an "accredited
investor" as such term is defined in Rule 501 of Regulation D promulgated under the Act, as indicated by his responses below, and that he is able to bear the economic risk of an investment in the Shares.

Accredited Investor Questionnaire: Please check all of the following that apply to you:

                          ____  (1) Any  natural  person  whose  individual  net
worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

                          ____  (2) Any  natural  person  who had an  individual
income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

                          ____ (3) Any director,  executive officer,  or general
partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

                          ____ (4) Any  trust  with  total  assets  in excess of
$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 5076(b)(2)(ii);

                          ____ (5) Any private business  development  company as
defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

                          ____  (6)  Any   organization   described  in  Section
501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

                          ____ (7) Any bank as defined in Section 3(a)(2) of the
Act or any  savings  and loan  association  or other  institution  as defined in
Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity;

                          ____ (8) Any  insurance  company as defined in Section
2(13) of the Act;

                          ____ (9) Any investment  company  registered under the
Investment Company Act of 1940 or a business  development  company as defined in
Section 2(a)(48) of that Act;

                          ____  (10)  Any  Small  Business   Investment  Company
licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

                          ____ (11) Any plan  established  and  maintained  by a
state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

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

                          ____ (12) Any employee benefit plan within the meaning
of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, if the employee benefit plan has total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by person that are accredited investor; and

                          ____ (13) Any entity in which all of the equity owners
are accredited investors.

                          1.4   Subscriber   acknowledges   that  he  has  prior
investment experience, including investment in non-listed securities, or he has employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company to him and to all other prospective investors of shares of Common Stock being offered by the Company and to evaluate the merits and risks of such an investment on his behalf, and that he recognizes the highly speculative nature of this investment.

                          1.5 Subscriber acknowledges that he has been furnished
by the Company during the course of this transaction with all information regarding the Company which he had requested or desired to know; that all documents which could be reasonably provided have been made available for his inspection and review; that he has been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of the Company concerning the terms and conditions of the offering, and any additional information which he had requested.

                          1.6  Subscriber  acknowledges  that this  offering  of
Shares has not been reviewed by the United States Securities and Exchange Commission ("SEC") because of the Company's representations that this is intended to be a nonpublic offering pursuant to Sections 4(2) or 3(b) of the Act. The Subscriber represents that the Shares are being purchased for his own account, for investment and not for distribution or resale to others. Subscriber acknowledges that the Shares have not been registered under the Act, or any state or foreign securities laws, and may not be offered, sold or transferred by the Subscriber unless registered under the Act and applicable state and foreign securities laws, or an exemption from registration is available in the opinion of Company counsel.

                          1.7  Subscriber  understands  that  the  Company  will
review this Subscription Agreement and that the Company reserves the unrestricted right to reject or limit any subscription and to close the offer at any time.

                          1.8 Subscriber  hereby  represents that the address of
Subscriber furnished by him at the end of this Subscription Agreement is the undersigned's principal residence if he is an individual or its principal business address if it is a corporation or other entity.

                          1.9 Subscriber  hereby  represents that, except as set
forth in any written material furnished by the Company to subscriber in connection with his proposed investment, no representations or warranties have been made to Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction, Subscriber is not relying on any information, other than that contained in any such written material and the results of independent investigation by Subscriber.

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


                  II.     REPRESENTATIONS BY THE COMPANY

                  The Company represents and warrants to Subscriber as follows:

                      (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct the business which it conducts and proposes to conduct.

                      (b) The execution, delivery and performance of this Subscription Agreement by the Company has been duly approved by the Board of Directors of the Company and all other actions required to authorize and effect the offer and sale of the Shares has been duly taken and approved.

                      (c) The Shares have been duly and validly authorized and when issued and paid for in accordance with the terms hereof, will be duly and validly issued, fully paid and non-assessable.

                      (d) The Company has obtained all licenses, permits and other governmental authorizations necessary to the conduct of its business; such licenses, permits and other governmental authorizations are in full force and effect; and the Company is in all material respects complying therewith.

                      (e) The Company knows of no pending or threatened legal or governmental proceedings to which the Company is a party which could materially adversely affect the business, property, financial condition or operations of the Company.

                      (f) The Company is not in violation of or default under, nor will the execution and delivery of this Subscription Agreement or the issuance of the Shares, result in a violation of, or constitute a default under, the certificate of incorporation or by-laws, in the performance or observance of any material obligations, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any material contract, indenture, mortgage, loan agreement, lease, joint venture or other agreement or instrument to which the Company is a party or by which it or any of its properties may be bound or in violation of any material order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality or court, domestic or foreign.

                       (g) No commission or finder's fee will be payable by the Company in connection with the sale of the Shares.

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

               III.   MISCELLANEOUS

                       3.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at its address set forth above, and to Subscriber at his address indicated on the last page of this Subscription Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

                       3.2 This Subscription Agreement shall not be changed, modified or amended except by a writing signed by the parties to be charged, and this Subscription Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

                       3.3 This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

                       3.4 Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of New York. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and they hereby submit to the exclusive jurisdiction of the courts of the State of New York located in New York, New York and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the securities hereunder, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the other.

                       3.5 This Subscription Agreement may be executed in counterparts. Upon the execution and delivery of this Subscription Agreement by Subscriber, this Subscription Agreement shall become a binding obligation of Subscriber with respect to the purchase of the Shares as herein provided; subject, however, to the right hereby reserved to the Company to enter into the same agreements with other subscribers and to add and/or to delete other persons as subscribers.

                       3.6 The holding of any provision of this Subscription Agreement to be invalid or unenforceable by a court of competent jurisdiction shall not affect any other provision of this Subscription Agreement, which shall remain in full force and effect.

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


                       3.7 It is agreed that a waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

                       3.8 The parties agree to execute and deliver all such further documents, agreements and instruments and take such other and further action as may be necessary or appropriate to carry out the purposes and intent of this Subscription Agreement.

                  IN  WITNESS   WHEREOF,   the  parties   have   executed   this
Subscription Agreement as of the day and year first written above.


ASIA INTERNET ASSETS INC                                 /s/ Philip Ng
                                                      --------------------------
Name of Subscriber                                    Signature of Subscriber(s)
                                                      Philip Ng (Director)

Business Address of Subscriber(s)

No. 5, Shenton Way,
#12-08, UIC Building,
Singapore 068808


Number of Shares Subscribed For: 250,000 shares

                                                    Subscription Accepted:


                                                       /s/ T.S. Wong
                                                    ----------------------------
                                                    By:      T.S.Wong (Chairman)
                                                             MyWeb Inc.com


                                                    Date:  3/23/00
                                                         -----------------------

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